UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
JULY 23, 2001
------------------
(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
------------------------------------------
(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or other         (Commission          (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
-------------------------------------------------------
(Address of principal executive offices)

336-229-1127
------------
(Registrant's telephone number, including area code)


ITEM 9. Regulation FD Disclosure.

Summary information of the Company dated July 23, 2001.



SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By /s/ BRADFORD T. SMITH
                  ----------------------------------
                      Bradford T. Smith
                      Executive Vice President,
                      General Counsel, Secretary
                      and Compliance Officer



Date: July 23, 2001



This information contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and other third-party payors. Actual results could differ materially from those suggested by these forward-looking statements. Further information on potential factors that could affect the Company's financial results is included in the Company's Form 10-K for the year ended December 31, 2000 and subsequent filings.


Profile of LabCorp
 - Nationwide network of 24 primary testing locations and 900 patient service centers
 - Conducts tests on 275,000 specimens daily
 - Offers more than 4,000 test procedures
 - Serves over 200,000 physicians and other health care providers
 - More than 19,000 employees nationwide


The Clinical Laboratory Testing Market
US market is approximately $32-34 billion

CLINICAL LABORATORY TESTING           INDEPENDENT CLINICAL LABORATORIES

Hospitals                  49%        All others                   85%
Independent Clinical Labs  39%        LabCorp($1.919b)             15%
Physician Offices          12%

Source: Company estimates, industry reports & 2000YE revenue for LabCorp


Strategic Goals
 - Strengthen standing as a national laboratory that provides a full range of laboratory services

 - Leverage broad-reaching infrastructure to expand leadership position in esoteric and genomic testing

2001 Strategic Approach
 - Maintain national coverage for all key customers
 - Expand upon leading position in genomic testing
 - Evaluate appropriate acquisition candidates
 - Continue to move to single billing system













Genomic Strategy Firsts

 - HIV PCR and viral load
 - HIV genotyping and phenotyping
 - Hepatitis C PCR testing (CMBP;NGI)
 - Pharmacogenomic clinical trials testing
 - (Her-2 neu/Herceptin)
  - HIV GenoSure-trademark- in-house
  genotyping assay

Genomic Strategy
UTILIZE DNA TESTING LEADERSHIP TO EXECUTE GENOMIC
LEADERSHIP STRATEGY

 - Internal development of new technologies (e.g., oncology)
 - Partnerships/Licensing (e.g., Virco, ViroLogic, EXACT Sciences)
 - Acquisitions (NGI, Viro-Med)
 - Clinical trials opportunities (Genentech/Her-2 neu)

FUTURE OPPORTUNITIES

 - Melanoma
 - Colorectal Cancer
- Breast Cancer

Financial Performance
Price & Volumes:  Trends by Payor Type

                                                                  YTD JUN
                          1999                 2000                 2001
                     PPA   Accessions     PPA  Accessions       PPA  Accessions
                      $    millions        $    millions         $    millions
                     -----------------    ----------------    -----------------
Client (Physicians)*  21.67    27.0        22.70   27.1         23.74    13.9
Patient               92.56     2.3       102.87    2.2        108.43     1.3
Third Party           27.75    11.7        29.80   10.3         32.43     5.8
(MC/MD/Insurance)
Managed Care*
 - Capitated           9.37     8.4         8.89   10.6          8.85     5.9
 - Fee for service    39.28    12.7        42.32   16.0         43.16     8.4
                     ------    ----        -----   ----         -----    ----
Total                 27.41    21.1        28.97   26.6         29.04    14.3
                     ------    ----        -----   ----         -----    ----
LabCorp Total        $27.35    62.1       $28.98   66.2        $30.45    35.3
                     ======    ====        =====   ====        ======    ====
* Includes reclass of revenue from capitated to client















Financial Performance
Revenue Analysis by Business Area

                             YTD JUN 2000
                  Revenue      Accns     %Accns      PPA
                 $Million       000     to total     $
                ---------     ------   --------    ------
Esoteric:
Genomic
(CMBP/NGI)        60.6         553.8     1.7%       109.49

Other Esoteric
 (Powell CET)     89.4       1,936.9     5.8%        46.15

Core:            795.1      30,738.7    92.5%        25.87
                 -----      --------    -----        -----

Total:           945.1      33,229.4   100.0%       28.44
                 =====      ========   ======       =====


Financial Performance
Revenue Analysis by Business Area

                             YTD JUN 2001                    00 vs 01
                                                               PPA
                    Revenue     Accns    %Accns    PPA         Incr/
                    $Million     000   to total    $          (Decr)
                   ---------   -----   --------  -----       ---------
Esoteric:
Genomic
(CMBP/NGI)          81.5        676.6    1.9%     120.42        10.0%

Other Esoteric
 (Powell CET)       98.1      2,272.0    6.4%      43.16        (6.5)%

Core:              895.6     32,359.3   91.7%      27.68         7.0%
                  -----     --------   -----      -----        ----
Total:           1,075.2    35,307.9  100.0%      30.45         7.1%
                  =====     ========  ======      =====        ====














Second Quarter Operating Results

                                        06/30/00       06/30/01
           Revenue                        482.4          549.7
           Operating Expense              411.1          447.1
                                          -----          -----
           Operating Income                71.3          102.6
                                          =====          =====
                Margin                     14.8%          18.7%
           EBITDA                          93.1          128.1
                                          =====          =====
                Margin                     19.3%          23.3%
           Bad Debt % to revenue           10.2%           9.4%
           DSO                               70             64


2001 Second Quarter Financial Achievements
 - Increased revenues 14% (price 7%; volume 7%)
 - Increased EBITDA 38%
 - All time high EBITDA margin of 23.3% of sales
 - Increased diluted EPS 57%
 - Acquired Path Lab in New England
 - Acquired Viro-Med in Minneapolis
 - Completed two-for-one stock split
- Successful offering of 12.0 million Roche-owned shares
- New managed care agreement with MAMSI
- Entered strategic partnership with EXACT
   Sciences







Six Month Operating Results

                                        YTD 6/00       YTD 6/01
           Revenue                        945.1        1,075.2
           Operating Expense              816.4          885.3
                                          -----          -----
           Operating Income               128.7          189.9
                                          =====          =====
                Margin                     13.6%          17.7%
           EBITDA                         171.4          238.4
                                          =====          =====
                Margin                     18.1%          22.2%
           Bad Debt % to revenue           10.2%           9.5%
           DSO                               70             64


2001 Six Month Financial Achievements

 - Increased revenues 13.8% (price 7.3%; volume 6.5%)
 - Increased EBITDA 28.1%
 - Increased diluted EPS 60%
 - DSO decline of 4 days from December 2000


Financial Goals for 2001
 - Increase overall revenues by approximately 12.5% compared to 2000
 - EBITDA margins of approximately 21% of sales
 - EPS growth of approximately 50% compared to 2000
 - Reduce debt by approximately $132 million
 - Lower DSO to the mid 60's range

Financial Goals for 2002
 - Increase overall revenues at a rate in the low
 - double-digit range
 - EPS growth of approximately 30% compared to 2001
 - More specific guidance will be provided later in the year 2001

Opportunity for Investors
 - A proven strategy for growth
 - LabCorp is a pioneer in identifying and commercializing innovative technologies-the first to fully embrace molecular diagnostics
 - LabCorp's national infrastructure connects large scale proficiency with wide scale technological expertise
 - New advances in scientific research will generate growth and demand for molecular testing










Other Financial Information
Quarter Ended June 30, 2001
($ in millions,except per share amounts)

                                           1st Q     2nd Q     YTD

Depreciation                               $13.8     $14.6    $ 28.4
Amortization                               $ 9.2     $10.9    $ 20.1
Goodwill amortization                      $ 6.0     $ 7.8    $ 13.8
Diluted EPS before goodwill amortization   $ 0.70    $ 0.84   $  1.54
Capital expenditures                       $12.7     $20.9    $ 33.6
Cash flows from operations                 $64.5     $74.2    $138.7
Bad debt as a percentage of sales            9.70%     9.40%     9.55%
Effective interest rate on term loan*        5.77%     5.67%   N/A
Days sales outstanding*                     67        64       N/A

* At end of period